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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 5, 2004
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                          THE SHERWIN-WILLIAMS COMPANY
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               (Exact Name of Registrant as Specified in Charter)


     Ohio                  1-04851                        34-0526850
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(State or Other       (Commission File       (IRS Employer Identification No.)
Jurisdiction of            Number)
Incorporation)


                101 Prospect Avenue, N.W., Cleveland, Ohio 44115
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               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code:  (216) 566-2000
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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)      Exhibits

         99 Press Release of The Sherwin-Williams Company, dated February 5, 2004. A copy of this press release is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" of this report.


Item 12. Results of Operations and Financial Condition.
         ---------------------------------------------

         On February 5, 2004, The Sherwin-Williams Company issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2003 and certain other information. A copy of this press release is furnished with this report as Exhibit 99 and is incorporated herein by reference.


                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       THE SHERWIN-WILLIAMS COMPANY


February 5, 2004                       By:     /s/ L.E. Stellato
                                          --------------------------------
                                          L.E. Stellato
                                          Vice President, General Counsel and
                                          Secretary



                                  EXHIBIT INDEX
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   Exhibit No.             Exhibit Description
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       99                  Press Release of The Sherwin-Williams Company,
                           dated February 5, 2004.


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